April 17, 2020

  as supplemented September 30, 2020

Volumetric Fund, Inc.

     Conservative Equity Growth Fund

Summary Prospectus

   & Application

            Ticker: VOLMX

           No-Load Mutual Fund

           VOLUMETRIC FUND, INC.

SUMMARY PROSPECTUS

April 17, 2020, as supplemented September 30, 2020

Ticker: VOLMX

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Volumetric Fund’s (the “Fund”) shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 800-541-3863 or info@volumetric.com.

However, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports and other communications by contacting the Fund at 800-541-3863 or info@volumetric.com.

    Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus online at https://volumetricfund.com/prospectus2020.pdf. Other information about the Fund including the Statement of Additional Information (“SAI”) and the most recent reports to shareholders are online at www.volumetric.com. You can also get the information at no cost by calling 800-541-FUND or by sending an e-mail request to info@volumetric.com. The Fund’s prospectus and SAI, both dated April 17, 2020, as supplemented September 29, 2020 are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES / GOALS

     Volumetric Fund’s (the “Fund”) investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee (as a % of amount redeemed on shares redeemed within 7 calendar days of initial purchase):	2.00%
Maximum Account Fee:	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*	1.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	1.90%

*Pursuant to the Investment Advisory Agreement approved by the Board of Directors, the Adviser in addition to providing investment advice, pays most expenses of the Fund, as described under Management of the Fund.  As compensation, the Fund pays the Adviser a fee, payable monthly, at the annual rate of: 2.00% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million;,1.80% of such net assets from $25 million to $50 million;, .70% of such net assets from $50 million to $100 million; and 1.50% of such net assets over $100 million.

**Other Expenses include less than 0.01% (1 basis point) of Acquired Fund Fees and Expenses (“AFFE”). AFFE are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,027	$2,224

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although, its portfolio may also contain small-cap stocks with annual revenues over $1 billion. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in S&P 500 based ETFs or equivalents. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. A description of the Fund’s policies with respect to disclosure of its portfolio holdings is available in the Statement of Additional Information (“SAI”).

PRINCIPAL INVESTMENT RISKS

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

•Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Management Risk: Risk that the strategy used by the Adviser may fail to produce the intended results.

•Market Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

•Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•Interest Rate Risk: the risk that money market securities will decline in value, due to changes of interest rates.

•COVID-19 Risk:  An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020.  COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.  The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time.  COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems.  The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

PERFORMANCE

    The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for one, five and ten years, as compared to those of the broad-based S&P 500 Index and the Citigroup 3-Month Treasury Bill Index. As with all mutual funds, the Fund’s past performance, before and after taxes, does not predict how the Fund will perform in the future. For more recent performance information, visit www.volumetric.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.5% (quarter ended December 31, 2010) and the lowest return for a quarter was -13.9% (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years	Since Inception 12/31/1978
Return before taxes	+20.13%	+ 6.79%	+ 8.95%	+ 10.05%
Return after taxes on distributions	+19.36%	+ 5.45%	+ 8.11%	N/A
Return after taxes on distributions and sale of Fund shares	+16.11%	+ 5.33%	+ 6.96%	N/A
S&P 500 Index: (reflects no deductions for fees, expenses or taxes)	+31.49%	+12.46%	+14.15%	--
CitiGroup 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses or taxes)	+ 2.25%	+ 1.05%	+ 0.56%	--

   The S&P 500 Index represents the equity portion of the Fund’s portfolio and the CitiGroup 3-month Treasury Bill Index represents the cash/cash equivalent (money market) portion of the Fund’s portfolio. These blended indexes better represent the portfolio versus using the S&P 500 Composite Index only.

After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

INVESTMENT ADVISER

      Volumetric Advisers, Inc. is the Fund’s investment adviser.

PORTFOLIO MANAGERS

•Irene J. Zawitkowski is the Chair (since Jun 2018), CEO (since Apr 2016) and Senior Portfolio Manager (since Apr 2016) of the Fund. Irene was President and Portfolio Co-Manager from Sep 2003 to 2016 and Executive Vice President of the Fund from inception to 2003.

•Jeffrey Gibs is President (since Apr 2016) and Portfolio Co-Manager (since Apr 2016) and Chief Compliance Officer (“CCO”) (since 2005). Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015.

•Gabriel J. Gibs is the Chair Emeritus (since Jun 2018), Portfolio Co-Manager (since Sep 2003) and Founder of the Fund. Gabriel was Chair from 1978 (inception) to 2018, Chief Executive Officer (“CEO”) from 1978 to 2016 and Portfolio Manager from inception to 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PURCHASE AND SALES OF SHARES

To open a new account, after reading the Prospectus or Summary Prospectus, complete a new account application form(s). Complete and mail it with your signature and personal or business check payable to “Volumetric Fund, Inc.”.

You may purchase or sell shares of the Fund at the net asset value (“NAV”) per share next determined after your order is received in proper form.  This may be done via mail, email or telephone, on any business day when the New York Stock Exchange is open for trading. The Fund is not available for purchase in all states and is not available in any state where the offer or sale is prohibited.  Please inquire with the Fund if it currently available for purchase in a particular state. Volumetric can be contacted by calling 800-541-3863.

All shareholder forms, documents and checks should be sent to:

Volumetric Fund Inc.,

87 Violet Drive, Pearl River, New York 10965

The minimum initial investment in the Fund is $500 and the minimum for each subsequent investment is $200. When making regular investments through Volumetric’s automatic investment plan the minimum investment is $100. These minimums may be waived at managements discretion.

No third-party check, treasury check, cashier check, travelers check, starter check, teller check, bank check, or cash are accepted; however, management has the right to make an exception. Within three business days after receipt, the Fund will issue an “Account Statement” acknowledging the amount invested and the number of shares purchased. Similarly, a statement will be issued for any redemption.

TAX INFORMATION

The Fund’s distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Phone: 845-623-7637 / 800-541-FUND

Website: www.volumetric.com

Email: info@volumetric.com

     Volumetric Fund, Inc.

87 Violet Drive,

Pearl River, New York 10965

Phone: 845-623-7637 and

  800-541-FUND

Email: info@volumetric.com

Website: www.volumetric.com